EXHIBIT (99.1)

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the Common Stock, $0.0001 par value, of DEL TACO RESTAURANTS, INC. and further agree to the filing of this agreement as an Exhibit thereto.  In addition, each party to this agreement expressly authorizes each other party to this agreement to file on its behalf any and all amendments to such Statement on Schedule 13G.

Date:  July 9, 2015

THE GOLDMAN SACHS GROUP, INC.

By:	/s/ Laurie E. Schmidt
Name:	Laurie E. Schmidt
Title:	Attorney-in-fact

GOLDMAN, SACHS & CO.

By:	/s/ Laurie E. Schmidt
Name:	Laurie E. Schmidt
Title:	Managing Director

GS MEZZANINE PARTNERS 2006 ONSHORE FUND, L.L.C.

By:	/s/ Laurie E. Schmidt
Name:	Laurie E. Schmidt
Title:	Vice President

GS MEZZANINE PARTNERS 2006 ONSHORE FUND, L.P.

By:	GS Mezzanine Partners 2006 Onshore Fund, L.L.C.,
its General Partner

By:	/s/ Laurie E. Schmidt
Name:	Laurie E. Schmidt
Title:	Vice President

GSMP 2006 ONSHORE INVESTMENT FUND, L.L.C.

By:	/s/ Laurie E. Schmidt
Name:	Laurie E. Schmidt
Title:	Vice President

GSMP 2006 ONSHORE US, LTD.

By:	/s/ Laurie E. Schmidt
Name:	Laurie E. Schmidt
Title:	Vice President

GS MEZZANINE PARTNERS 2006 OFFSHORE FUND, L.L.C.

By:	/s/ Laurie E. Schmidt
Name:	Laurie E. Schmidt
Title:	Vice President

GS MEZZANINE PARTNERS 2006 OFFSHORE FUND, L.P.

By:	GS Mezzanine Partners 2006 Offshore Fund, L.L.C.,
its General Partner

By:	/s/ Laurie E. Schmidt
Name:	Laurie E. Schmidt
Title:	Vice President

GSMP 2006 OFFSHORE INVESTMENT FUND, LTD.

By:	/s/ Laurie E. Schmidt
Name:	Laurie E. Schmidt
Title:	Vice President

GSMP 2006 OFFSHORE US, LTD.

By:	/s/ Laurie E. Schmidt
Name:	Laurie E. Schmidt
Title:	Vice President

GS MEZZANINE PARTNERS 2006 INSTITUTIONAL FUND, L.L.C.

By:	/s/ Laurie E. Schmidt
Name:	Laurie E. Schmidt
Title:	Vice President

GS MEZZANINE PARTNERS 2006 INSTITUTIONAL FUND, L.P.

By:	GS Mezzanine Partners 2006 Institutional Fund, L.L.C.,
its General Partner

By:	/s/ Laurie E. Schmidt
Name:	Laurie E. Schmidt
Title:	Vice President

GSMP 2006 INSTITUTIONAL INVESTMENT FUND, LTD.

By:	/s/ Laurie E. Schmidt
Name:	Laurie E. Schmidt
Title:	Vice President

GSMP 2006 INSTITUTIONAL US, LTD.

By:	/s/ Laurie E. Schmidt
Name:	Laurie E. Schmidt
Title:	Vice President